                                                                    Exhibit 10.6


---------------------------------------------------------------------------------------------------------
ISLAND BANCORP                           GrandSouth Bank                       TAX ID NO.57-1082388
                                         P. O. Box 1239                        Loan Number 409889300
500 CARTERET ST. SUITE A                 Simpsonville, SC 29681                            ------------
                                                                               Date        09/07/99
BEAUFORT, SC 29902-0000                                                            --------------------
                                                                               Maturity Date   12/07/99
                                                                                             ----------
                                                                               Loan Amount $ 90,000.00
                                                                                           ------------
                                                                               Renewal Of
                                                                                         --------------

    BORROWER'S NAME AND ADDRESS        LENDER'S NAME AND ADDRESS
 "I" includes each borrower above,    "You" means the lender, its
       joint and severally.             successors and assigns.
--------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Ninety Thousand and 00/100 Dollars $ 90,000.00
                                  --------------------------         -----------
[ ] Single Advance: I will receive all of this principal sum on_______________ No additional advances are contemplated under this note.

[x] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ___________ I will receive the amount of $ 0.00 and future principal advances are contemplated.
                -----
     Conditions: The conditions for future advances are_________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 12/7/99.
                                          -------

     [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST:    I agree to pay interest on the outstanding principal balance from
             9/7/99 at the rate of 8.250 % per year until PAID IN FULL.
             ------                -------                ------------
[X]  Variable Rate: This rate may then change as stated below.

     [X]  Index Rate: The future rate will be FLOATING AT the following index
                                              -----------
          rate: GRANDSOUTH BANK PRIME RATE AS ESTABLISHED FROM TIME TO TIME. THE
                ----------------------------------------------------------------
          PRIME RATE IS NOT NECESSARILY THE LOWEST RATE OFFERED TO COMMERCIAL
          ----------------------------------------------------------------------
          BORROWERS.
          ---------
          ----------------------------------------------------------------------

     [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     [X]  Frequency and Timing: The rate on this note may change as often as
          DAILY                                                               .
          ---------------------------------------------------------------------
          A change in the interest rate will take effect SAME DAY AS
                                                         ----------------------
          INDEX RATE CHANGES                                                  .
          ---------------------------------------------------------------------

     [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ______________% or less than
           _____________%. The rate may not change more than ________% each____.

     Effect of Variable Rate: A change in the interest rate will have the following effect

     [ ]  The amount of each scheduled payment will change.

     [X]  The amount of the final payment will change.

     [ ]  ______________________________________________________________________

ACCCRUAL METHOD: Interest will be calculated on a Actual/365 basis.
                                                  ----------
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).

     [X]  at a rate equal to 16%                                              .
                             --------------------------------------------------
[X]  LATE CHARGE: If a payment is not made within 10 days after it is due, I
                                                  --
     agree to pay a late charge of 5% of the payment amount or $50.00 whichever
                                   --------------------------------------------
     is greater.
     ----------

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [] are [] are not included in the principal amount above:
     _____________________________________________________________________

PAYMENTS: I agree to pay this note as follows:

[ ]  Interest: I agree to pay accrued interest at maturity (12/7/99)
                                               ---------------------
     _______________________________________________________________________

[X]  Principal: I agree to pay the principal at maturity (12/7/99)
                                             -------------------------------
     _______________________________________________________________________

[ ] Installments: I agree to pay this note in _________ payments. The first payment will be in the amount if $ _________ and will be due _____________. A payment of $ _______ will be due __________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due _______.

ADDITIONAL TERMS:






--------------------------------------------------------------------------------
[X] SECURITY: This note is separately secured by (describe separate document by type and date):
UNSECURED

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     Larry D. Bailey

     Senior Vice President
--------------------------------------------------------------------------------


SOUTH CAROLINA - UNIVERSAL NOTE
(C)1984, 1991 Bankers Systems, Inc., St. Cloud, MN (1-800-397-2341) Form UN-SC 1/22/96


PURPOSE: The purpose of this loan is SHORT TERM STARTUP FUNDING
                                     -----------------------------------
                                                                       .
-----------------------------------------------------------------------
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

ISLANDS BANCORP                                                       57-1082388

Signature for Lender
   /s/ D. Martin Goodman                                09/07/1999
--------------------------------------------------------------------------------
   BY: D. Martin Goodman - Chairman

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   (page 1 of 2)

DEFINITIONS: As used on page 1, "[X]"means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW: The law of the state of South Carolina will govern this note. Any term of this note which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.
PAYMENTS: Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal advanced at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to here (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.
ACCRUAL METHOD: The amount of interest that I will pay on this loan will be calculated using the interest rate and accrual method stated on page 1 of this note. For the purpose of interest calculation, the accrual method will determine the number of days in a "year." If no accrual method is stated, then you may use any reasonable accrual method for calculating interest.
POST MATURITY RATE: For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit. PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums) then you may treat those payments made by you as advances and add them to the unpaid principal under this note, or you may demand immediate payment of the charges.
SET-OFF: I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.
     "Right to receive money from you" means:
     (1)  any deposit account balance I have with you;
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
     (3)  any repurchase agreement or other nondeposit obligation.
     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
     If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off. REAL ESTATE OR RESIDENCE SECURITY: If this note is secured by real estate or a residence that is personal property, the existence of a default and your remedies for such a default will be determined by applicable law, by the terms of any separate instrument creating the security interest and, to the extent not prohibited by law and not contrary to the terms of the separate security instrument, by the "Default" and "Remedies" paragraphs herein.

DEFAULT: I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you, (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authomy; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant cultivate and harvest crops in due season if I am a producer of crops, (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note you have, but are not limited to, the following remedies:
     (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued charges).
     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
     (4) You may refuse to make advances to me or allow purchases on credit by me.
     (5)  You may use any remedy you have under state or federal law.
By selecting any one or more of these remedies you do not give up your right to iater use any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.
COLLECTION COSTS AND ATTORNEY'S FEES: I agree to pay all costs of collection, even or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.
WAIVER: I give up my rights to require you to do certain things. I will not require you to:
     (1)  demand payment of amounts due (presentment);
     (2)  obtain official certification of nonpayment (protest); or
     (3) give notice that amounts due have not been paid (notice of dishonor). I waive any defenses I have based on suretyship or impairment of collateral.
OBLIGATIONS INDEPENDENT: I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval. You may, without notice, fail to perfect your security interest in, impair, or release any security and I will still be obligated to pay this loan.
CREDIT INFORMATION: I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). l agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.
NOTICE: Unless otherwise required by law, any notice to me shall be given by delivering it or by mailing it by first class mail addressed to me at my last known address. My current address is on page 1. I agree to inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address that you have designated.


--------------------------------------------------------------------------------
WAIVER OF HEARING PRIOR TO IMMEDIATE POSSESSION: If this loan is for a business purpose I agree to waive the right to five days' notice and a preseizure hearing prior to seizure of any personal property which may secure this loan.
--------------------------------------------------------------------------------




-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
   DATE OF        PRINCIPAL       BORROWER'S      PRINCIPAL        PRINCIPAL     INTEREST      INTEREST       INTEREST
 TRANSACTION       ADVANCE         INITIALS       PAYMENTS          BALANCE        RATE        PAYMENTS         PAID
                                (not required)                                                                THROUGH:
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
 /        /    $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
/        /     $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
/        /     $                               $                $                       %  $                /        /
-------------- ---------------- -------------- ---------------- ---------------- --------- ---------------- -----------
                                                                                                        (Page 2 of 2)

(C) 1984, 1991 Bankers Systems, Inc., St. Cloud, MN (1-800-397-2341) Form UN-SC 1/22/96

---------------------------------------- ------------------------------------- -------------------------------------
ISLANDS BANCORP                          GrandSouth Bank                       TAX ID No. 57-1082388
                                         P.O. Box 1239
500 CARTERET ST.  SUITE A                Simpsonville, SC 29681                Loan Number 409889300
                                                                                           ---------
BEAUFORT, SC 29902                                                             Date 12/07/1999
                                                                                    ----------
BORROWER'S NAME AND ADDRESS              LENDER'S NAME AND ADDRESS             Maturity Date  03/07/2000
                                                                                              ----------
"I" includes each borrower above,        "You"  means the lender, its          Loan Amount  $90,000.00
                                                                                            ----------
joint and severally                      successors and assigns.               Renewal of  409889300
                                                                                           ---------
---------------------------------------- ------------------------------------- -------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Ninety Thousand and 00/100 Dollars $90,000.00
                                  ---------------------------------------------
[ ] Single Advance: I will receive all of this principal sum on __________ . No additional advances are contemplated under this note.

[X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On __________ I will receive the amount of $0.00 and future principal advances are contemplated.
               -----
     Conditions: The conditions for future advances are _______________________
     ___________________________________________________________________________
     ______________________________________________
     [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time.

This feature is subject to all other conditions and expires on 03/07/2000.
                                                               ----------
     [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from
     12/07/99 at the rate of 8.500% per year until PAID IN FULL.
     --------                ------                -------------

[X]  Variable Rate: This rate may then change as stated below.

     [X]  Index Rate: The future rate will be FLOATING AT the following index
                                              -------- --
          rate. GrandSouth Bank prime rate. A base rate established from time to
                ----------------------------------------------------------------
          time by GrandSouth Bank. The prime rate may not be lowest rate offered
          ----------------------------------------------------------------------
          to commercial customers.
          ------------------------

     [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     [X]  Frequency and Timing: The rate on this note may change as often as
          DAILY.
                A change in the interest rate will take effect SAME DAY AS
                                                                -----------
     INDEX RATE CHANGES.
     -------------------

     [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than _________% each _________________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     [ ]  The amount of each scheduled payment will change.

     [X]  The amount of the final payment will change.

     [ ]  ____________________________________________________________________.

ACCRUAL METHOD: Interest will be calculated on a Actual/365 basis.
                                                 ----------
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid, as stated below:

     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).

     [X]  at a rate equal to 16%                 .
                             ---------------------
LATE CHARGE: If a payment is not made within 10 days after it is due, I agree to
                                             --
     pay a late charge of 5% of the payment amount or $50.00 whichever is
                          -----------------------------------------------
     greater.
     --------
[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:______________________________________________________________________.

PAYMENTS: I agree to pay this note as follows:

[X]  Interest: I agree to pay accrued interest at maturity (03/07/2000)
                                               -------------------------      .
     --------------------------------------------------------------------------
[X]  Principal: I agree to pay the principal at maturity (03/07/2000)
                                             -------------------------        .
     --------------------------------------------------------------------------
[ ] Installments: I agree to pay this note in _______ payments. The first payment will be in the amount of $ ___________ and will be due __________. A payment of $ ___________ will be due ____________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due _____________________.

ADDITIONAL TERMS:


--------------------------------------------------------------------------------
[X] SECURITY: This note is separately secured by (describe separate document by type and date):
UNSECURED

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note).
--------------------------------------------------------------------------------



---------------------------------------------------------
Larry D. Bailey

SENIOR VICE PRESIDENT
---------------------------------------------------------


SOUTH CAROLINA - UNIVERSAL NOTE


PURPOSE: The purpose of this loan is RENEWAL OF SHORT TERM START UP FUNDING.
                                     ---------------------------------------
SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

ISLANDS BANCORP           57-1082388

                                   12/07/99            Signature for Lender
-------------------------------------------------------
                                                 BY: D. Martin Goodman -Chairman


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Exhibit 10.6
--------------------------------------------------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------
MARTHA B. FENDER                         GrandSouth Bank                       ISLANDS BANCORP
----------------                                                               ------------------------
----------------                         P. O. Box 1239                        ------------------------
                                         Simpsonville, SC 29681                500 CARTERET ST. SUITE A
----------------                                                               ------------------------
                                                                               BEAUFORT, SC 29902-0000
-----------------                                                              ------------------------

      GUARANTOR'S NAME AND ADDRESS             LENDER'S NAME AND ADDRESS            BORROWER'S NAME AND ADDRESS
   "I" includes each guarantor above,         "You" means the lender, its          "Borrower" means each person
          joint and severally.                  successors and assigns.                    listed above.
---------------------------------------- ------------------------------------- -------------------------------------

                                    GUARANTY
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with borrower from time to time, I absolutely and unconditionally guarantee the full payment of the following debts (as herein defined) when due (whether at maturity or upon acceleration):

PRESENT DEBT GUARANTY
[X] I absolutely and unconditionally guarantee to you the payment and performance of the following described debt (including all renewals, extensions, refinancing and modifications) of the borrower: PARTIAL FUNDING
                                                                 ---------------
     FOR BANK STARTUP COSTS                                                    .
     ---------------------------------------------------------------------------

PRESENT AND FUTURE DEBT GUARANTY
[ ] I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, including, but not limited to, the following described debt(s):______________________________
     __________________________________________________________________________
     __________________________________________________________________________.

[X] I absolutely and unconditionally guarantee to you the payment and performance of each and every debt, of every type and description, that the borrower may now or at any time in the future owe you, up to the principal amount of $ 90,000.00 plus accrued interest, attorneys' fees and collection costs referable thereto (when permitted by law), and all other amounts agreed to be paid under all agreements evidencing the debt and securing the payment of the debt. You may, without notice, apply this guaranty to such debts of the borrower as you may select from time to time.

DEFINITIONS - As used in this agreement, the terms "I," "we" and "my" mean all persons signing this guaranty agreement, individually and jointly, and their heirs, executors, administrators and assigns.
     The term "debt" means all debts, liabilities, and obligations of the borrower (including, but not limited to, all amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, except for any obligations incurred by borrower after the date of this guaranty for which the borrower meets your standard of creditworthiness based on the borrower's own assets and income without the addition of a guaranty or for which, although you require a guaranty, the borrower chooses someone other than me to guaranty the obligation.
APPLICABLE LAW - This agreement is governed by the law of the state in which you are located. Any term of this agreement that does not comply with applicable law will not be effective if that law does not expressly or impliedly permit variations by agreement. If any part of this agreement cannot be enforced according to its terms, this fact will not affect the balance of this agreement. REVOCATION - I agree that this is an absolute and continuing guaranty. If this guaranty is limited to the payment of a specific debt of the borrower described above, this agreement cannot be revoked and will remain in effect until the debt is paid in full. If this guaranty covers both the borrower's present and future debts, I agree that this guaranty will remain binding on me, whether or not there are any debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence.
     Notice of revocation or notice of my death or incompetence will not affect my obligations under this guaranty with respect to any debts incurred by or for which you have made a commitment to borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such debts. I agree that if any other person signing this agreement provides a notice of revocation to you, I will still be obligated under this agreement until I provide a notice of revocation to you. If any other person signing this agreement dies or is declared incompetent, such fact will not affect my obligations under this agreement.
OBLIGATIONS INDEPENDENT - I agree that I am obligated to pay according to the terms of this guaranty even if any other person has agreed to pay the borrower's debt. My obligation to pay according to the terms of this guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the borrower.
     I will remain obligated to pay on this guaranty even if any other person who is obligated to pay the borrower's debt, including the borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law. In such situations, my obligation shall include post-bankruptcy petition interest and attorney's fees and any other amounts which borrower is discharged from paying or which do not otherwise accrue to borrower's indebtedness due to borrower's discharge. I will also be obligated to pay you, to the fullest extent permitted by law, any deficiency remaining after foreclosure of any mortgage or security interest securing borrower's debt, whether or not the liability of borrower or any other obligor for such deficiency is discharged by statute or judicial decision. If any payments by borrower to you are thereafter set aside, recovered, rescinded, in whole or in part, are settled by you at your discretion, or are in any way recouped or recovered from you for any reason (including, without limitation, the bankruptcy, insolvency, or reorganization of borrower or any other obligor), then I am obligated to reimburse or indemnify you for the full amount you so pay together with costs, interest, attorneys' fees and all other expenses which you incur in connection therewith. I also agree that if my liability is limited to a stated principal amount (plus other agreed charges), you may allow the borrower to incur debt in excess of the specified amount and apply to the payment of such excess any amounts you receive for payment of the debt from the borrower or any other person, any amounts resulting from any collateral, or amounts received from any other source, without affecting my obligations under this agreement.
     No modification of this agreement is effective unless in writing and signed by you and me, except that you may, without notice to me and without the addition of a signed writing or my approval: (1) release any borrower or other person who may be liable for borrower's debt, (2) release or substitute any collateral, (3) fail to perfect any security interest or otherwise impair any collateral, (4) waive or impair any right you may have against any borrower or other person who may be liable for borrower's debt, (5) settle or compromise any claim against the borrower or any person who may be liable for the borrower's debt, (6) procure any additional security or persons who agree to be liable for borrower's debt, (7) delay or fail to pursue enforcement of the debt, (8) apply amounts you receive from the borrower or other persons to payment of the debt in any order you select, (9) make any election with respect to the debt provided by law or any agreement with any person liable for the debt, (10) exercise or fail to exercise any rights you have with respect to the debt (11) extend new credit to the borrower or (12) renew, extend, refinance or modify the borrower's debt on any terms agreed to by you and the borrower (including, but not limited to changes in the interest rate or in the method, time, place or amount of payment) without affecting my obligation to pay under this guaranty.
WAIVER - I waive presentment, demand, protest, notice of dishonor, and notice of acceptance of this guaranty. I also waive, to the extent permitted by law, all notices, all defenses and claims that the borrower could assert, any right to require you to pursue any remedy or seek payment from any other person before seeking payment under this agreement and all other defenses to the debt, except payment in full. You may without notice to me and without my consent, enter into agreements with the borrower from time to time for purposes of creating or continuing the borrower's debt as allowed by this guaranty. I agree that I will be liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure (or repossession) and sale of any collateral without regard to whether borrower's obligation to pay such deficiency is discharged by law. If any payments to you on the debt are set aside, recovered, or required to be returned in the event of the insolvency, bankruptcy, or reorganization of the borrower, my obligations under this agreement will continue as if such payments had never been made.
     I also waive and relinquish all present and future claims, rights, and remedies against borrower or any other obligated party arising out of the creation or my performance of this guaranty. My waiver includes, but is not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy you may have against the borrower, collateral, or other obligated party for borrower's debts, whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.
REMEDIES - If I fail to keep any promise contained in this agreement or any agreement securing this agreement, you may, make this agreement and the borrower's debt immediately due and payable, you may set-off this obligation against any right I have to receive money from you (however, you may not set-off against any accounts in which my rights are only as a fiduciary or my IRA or other tax-deferred retirement account), you may use any remedy you have under state or federal law, and you may use any remedy given to you by any agreement securing this agreement. If I die, am declared incompetent, or become insolvent (either because my liabilities exceed my assets or because I am unable to pay my debts as they become due), you may make the debt immediately due and payable. COLLECTION COSTS - Except when prohibited by law, I agree to pay the reasonable costs and expenses you incur to enforce and collect this agreement, including attorneys' fees and court costs.

SECURITY - This guaranty is [ ] unsecured [X] secured by UNSECURED
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In witness whereof, I have signed my name and affixed my seal on this 7th day of
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September 1999, and, by doing so, agree to the terms of this guaranty and
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acknowledge having read the Notice to Cosigner.

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                               NOTICE TO COSIGNER
You are being asked to guarantee the debts described above. If you are making a "Present and Future Debt Guaranty" as identified above, you are bing asked to guarantee present as well as future debts of the borrower entered into with this lender. Think carefully before you do. If the borrower doesn't pay these debts, you will have to. Be sure you can afford to pay if you have to, and that you want to accept responsibility.

You may have to pay up to the full amount of these debts if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

The lender can collect these debts from you without first trying to collect from the borrower. The lender can use the same collection methods against you that can be used against the borrower, such as suing you, etc. If these debts are ever in default, that fact may become part of your credit record.
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(C)1985 BANKERS SYSTEMS, INC., ST CLOUD, MN 56301 (1-800397-2341) FORM COG-WG 7/20/90 (page 1 of 1)


   /s/ MARTHA B. FENDER                                                   (SEAL)
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       MARTHA B. FENDER

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